Exhibit 99.1

                              FINANCIAL SUPPLEMENT

                                               EXHIBIT 99.1



                                             [LOGO] PHOENIX






                                       FINANCIAL SUPPLEMENT

                                The Phoenix Companies, Inc.











                                         September 30, 2006

                                          [graphic omitted]


THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE                                                    TRANSFER AGENT AND REGISTRAR
FIRM                                       ANALYST                      For information or assistance regarding your account,
A.G. Edwards & Sons, Inc.                  J. Jeffrey Hopson            please contact our transfer agent and registrar:
Citigroup                                  Keith Walsh                  The Phoenix Companies, Inc. C/O The Bank of New York,
Credit Suisse First Boston (CSFB)          Tom Gallagher                Shareholder Relations,
Fox-Pitt, Kelton                           John Nadel                   P.O. Box 11258, New York, NY 10286-1258
Friedman, Billings, Ramsey & Co.           Stewart Johnson              Toll-free: 1-800-490-4258 TTY 1-888-269-5221
JP Morgan                                  Jimmy Bhullar                Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Keefe Bruyette & Woods, Inc.               Jukka Lipponen               Web: www.stockbny.com
Langen McAlenney                           Robert Glasspiegel
Lehman Brothers                            Eric Berg
Merrill Lynch                              Edward A. Spehar
Morgan Stanley                             Ken Zerbe                    FOR MORE INFORMATION
UBS                                        Andrew Kligerman             To receive additional information, including financial
                                                                        supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the
                                                                        Investor Relations Section on our Web site at
                                                                        PhoenixWealthManagement.com or contact our Investor
                                                                        Relations Department at:
SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the                The Phoenix Companies, Inc.
New York Stock Exchange (NYSE) under the symbol "PNX."  Our 7.45                Investor Relations
percent bond is traded on the NYSE under the symbol "PFX."                      One American Row
                                                                                P.O. Box 5056, Hartford, CT  06102-5056
                                                                                Phone: 1-860-403-7100
                                                                                Fax: 1-860-403-7880
                                                                                e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix uses non-GAAP financial measures such as total segment income, total segment income per share, segment income, pre-tax segment income and EBITDA in evaluating its financial performance. Net income and net income per share are the most directly comparable GAAP measures. Phoenix's non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing Phoenix's performance. A reconciliation of the net income to Phoenix's non-GAAP financial measures is set forth on Pages 2-3 of this document. Investors should note that Phoenix's calculation of these measures may differ from similar measures used by other companies.

Total segment income, and components of and measures derived from total segment income, are internal performance measures used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in Phoenix's operations.

Total segment income represents income from continuing operations, which is a GAAP measure, before realized investment gains and losses, and other certain items.

o Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to management's discretion.
o Certain other items may be excluded from total segment income because we believe they are not indicative of overall operating trends and are items that management believes are non-recurring and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Within its Asset Management segment, management also considers earnings before interest, taxes, depreciation and amortization ("EBITDA"). Management believes EBITDA provides additional perspective on the operating efficiency and profitability of the Asset Management segment. EBITDA represents pre-tax segment income before depreciation and amortization of goodwill and intangibles.

Total segment return on equity ("ROE") is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and planning processes. In addition, management believes that this measure provides investors with a useful metric to assess the effectiveness of Phoenix's use of capital. ROE is calculated by dividing (i) total segment income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                           SEPTEMBER 2006 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

Financial Highlights.........................................................  1
Financial Highlights.........................................................  2
Life and Annuity Earnings Summary............................................  4
  Variable Universal Life....................................................  6
  Universal Life / Interest Sensitive........................................  8
  Life and Private Placement Sales........................................... 10
  Annuities.................................................................. 12
Supplementary Life and Annuity Information................................... 14
Asset Management............................................................. 16
Asset Management Net Flows and Assets Under Management....................... 18
Venture Capital Segment...................................................... 20
Corporate and Other.......................................................... 22
Consolidated Statement of Income - GAAP Format............................... 24
Consolidating Third Quarter 2006 Income Statement............................ 26
Condensed Consolidated Balance Sheet -- Preliminary.......................... 27
General Account Investment Portfolio Summary................................. 28
General Account GAAP Net Investment Income Yields............................ 29
General Account Realized Investment Gains and Losses......................... 31

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2006 (unaudited)
(amount in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                            December 31,
                                                           YTD September  ----------------------------------------------------------
                                                                2006           2005           2004          2003           2002
                                                           -------------  -------------  -------------  -------------  -------------
General Account Invested Assets                             $  16,114.0    $  16,717.2    $  17,334.6    $  17,242.8    $  16,812.8
Separate Account Assets                                         8,111.0        7,722.2        6,950.3        6,083.2        4,371.2
Total Assets                                                   27,642.6       27,716.2       28,362.6       27,559.2       25,235.9
Indebtedness                                                      715.4          751.9          690.8          639.0          644.3
Total Stockholders' Equity                                      2,210.7        2,007.1        2,022.4        1,947.8        1,826.8
Total Stockholders' Equity, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                        $   2,320.8    $   2,118.9    $   2,018.5    $   1,925.3    $   1,937.1
Average Equity, excluding other accumulated OCI,
  FIN 46-R and Discontinued Operations (1)                  $   2,234.2    $   2,028.6

Debt to Total Capitalization                                       24.4%          27.3%          25.5%          24.7%          26.1%

Book Value Per Share                                        $     19.45    $     21.10    $     21.32    $     20.62    $     19.43
Book Value Per Share, excluding SFAS 115 and other
  accumulated OCI                                           $     19.95    $     21.72    $     20.70    $     19.96    $     20.19
Book Value Per Share, excluding SFAS 115, other
  accumulated OCI and FIN 46-R                              $     20.42    $     22.28    $     21.27    $     20.39    $     20.64

Period-end Common Shares Outstanding (2)                          113.6           95.1           94.9           94.4           94.0
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

INDEBTEDNESS:
Surplus Notes                                               $     204.2    $     204.2    $     204.1    $     175.0    $     175.0
Senior Unsecured Bonds - due 2008                                 153.7          153.7          153.7          153.7          153.7
Senior Unsecured Bonds - due 2032                                 300.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                  0.3            2.0            8.0           10.3           15.6
Bank Credit Facility                                                              25.0           25.0
Other                                                              57.2           67.0
                                                           -------------  -------------  -------------  -------------  -------------
Total Indebtedness                                          $     715.4    $     751.9    $     690.8    $     639.0    $     644.3
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE
  COMPANY (2)
Capital, Surplus and Surplus Notes                          $     948.6    $     885.5    $     814.6    $   762.9      $     861.0
Asset Valuation Reserve (AVR)                                     186.2          210.7          213.6        198.6            147.0
                                                           -------------  -------------  -------------  -------------  -------------
Capital, Surplus, Surplus Notes and AVR                     $   1,134.8    $   1,096.2    $   1,028.2    $   961.5      $   1,008.0
                                                           =============  =============  =============  =============  =============
Policyholder Dividend Liability                             $     360.7    $     356.1    $     403.3    $   408.5      $     403.0
Interest Maintenance Reserve                                $     (38.6)   $     (23.1)   $     (31.3)   $   (30.2)     $      (2.0)
Statutory Gain From Operations                              $      71.8    $     106.2    $      35.1    $    69.7      $      44.5
Statutory Net Income                                        $      94.3    $      61.0    $      47.1    $    21.5      $       7.5
                                                           =============

(1) This average equity is used for the calculation of segment return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.
(2) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. September 2006 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2006 (unaudited)
(amount in millions, except per share data)

INCOME STATEMENT SUMMARY                            YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------

SEGMENT INCOME
Life Insurance (1)                           $     130.4    $     144.4    $     180.5    $     130.1    $     100.4    $      99.8
Annuities (1)                                       12.2            3.3           12.0           12.7           (1.0)         (19.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life and Annuity Segment                           142.6          147.7          192.5          142.8           99.4           80.3
Asset Management Segment                           (26.7)         (11.7)         (10.5)           0.1           (8.7)         (69.9)
Venture Capital Segment (2)                          -             13.2           14.8           19.3           36.2          (59.3)
Corporate and Other Segment                        (45.6)         (51.4)         (69.6)         (59.1)         (47.8)         (40.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS),
  BEFORE INCOME TAXES                               70.3           97.8          127.2          103.1           79.1          (88.9)
Applicable Income Taxes (Benefit)                   15.3           23.7           25.5           22.5           21.8          (28.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL SEGMENT INCOME (LOSS)                         55.0           74.1          101.7           80.6           57.3          (60.4)
Net Realized Investment Gains (Losses)              12.3            1.6           25.5            5.7            3.2          (39.3)
Realized (Losses)-Investments Pledged as
  Collateral Consolidated Under FIN 46-R            (0.8)           0.1            1.3          (12.9)          (2.4)         (26.3)
Realized and Unrealized Gains (Losses)
  on Equity Investment in Aberdeen                                 (7.0)          (7.0)          55.9          (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Settlement                                                                            (14.7)
Surplus Notes Tender Costs                                                                       (6.4)
Management Restructuring and
  Early Retirement Costs                            (7.8)          (9.9)         (12.4)         (21.9)          (8.5)         (28.5)
Deferred Policy Acquisition Cost
  Adjustments                                                                                                                  15.1
Demutualization Related Items, Net                                                                                             (1.3)
Other income                                                                                                     1.3
                                            -------------  -------------  -------------  -------------  -------------  -------------

INCOME (LOSS) FROM CONTINUING OPERATIONS            58.7           58.9          109.1           86.3           (4.1)        (140.7)
Income (Loss) from Discontinued Operations                         (0.7)          (0.7)           0.1           (2.1)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT
  OF ACCOUNTING CHANGES                             58.7           58.2          108.4           86.4           (6.2)        (142.0)
Cumulative Effect of Accounting changes                                                                                      (130.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET INCOME (LOSS)                            $      58.7    $      58.2    $     108.4    $      86.4    $      (6.2)   $    (272.3)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares Outstanding                110.0           95.4           95.0           94.7           94.2           97.9
                                            -------------  -------------  -------------  -------------  -------------  -------------

Total Segment Income (Loss) Per Share        $      0.50    $      0.78    $      1.07    $      0.85    $      0.61    $     (0.62)
Net Income (Loss) Per Share                  $      0.53    $      0.61    $      1.14    $      0.91    $     (0.07)   $     (2.78)

DILUTED

Weighted-Average Shares Outstanding
  and Dilutive Potential Common Shares (3)         113.0          102.5          102.4          100.8           96.6           97.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Segment Income (Loss) Per Share        $      0.49    $      0.72    $      0.99    $      0.80    $      0.59    $     (0.62)
Net Income (Loss) Per Share                  $      0.52    $      0.57    $      1.06    $      0.86    $     (0.07)   $     (2.78)
                                            =============

(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.
(3) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares were 100.8 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
INCOME STATEMENT
Third Quarter 2006 (unaudited)
(amount in millions, except per share data)

SEGMENT INCOME                                              2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Life Insurance (1)                 $      38.0   $      68.3   $      38.1   $      36.1    $      32.6   $      42.1   $      55.7
Annuities (1)                              6.0          (9.6)          6.9           8.7            5.7           0.5           6.0
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Life and Annuity Segment                  44.0          58.7          45.0          44.8           38.3          42.6          61.7
Asset Management Segment                  (1.7)          0.1         (10.1)          1.2          (34.6)          1.3           6.6
Venture Capital Segment (2)               (2.2)          2.7          12.7           1.6
Corporate and Other Segment              (16.3)        (16.4)        (18.7)        (18.2)         (17.4)        (13.9)        (14.3)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL SEGMENT INCOME (LOSS),
  BEFORE INCOME TAXES                     23.8          45.1          28.9          29.4          (13.7)         30.0          54.0
Applicable Income Taxes (Benefit)          7.0          14.2           2.5           1.8           (7.5)          9.6          13.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL SEGMENT INCOME (LOSS)               16.8          30.9          26.4          27.6           (6.2)         20.4          40.8
Net Realized Investment Gains
  (Losses)                                 1.1          (0.6)          1.1          23.9           11.4           2.9          (2.0)
Realized Gains (Losses) -
  Investments Pledged as
  Collateral Consolidated Under
  FIN 46-R                                 0.4          (1.2)          0.9           1.2           (1.0)          0.1           0.1
Realized and Unrealized Losses
  on Equity Investment in
  Aberdeen                                (7.0)
Management Restructuring and
  Early Retirement Costs                  (1.9)         (6.7)         (1.3)         (2.5)          (2.5)         (3.8)         (1.5)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
INCOME FROM CONTINUING OPERATIONS          9.4          22.4          27.1          50.2            1.7          19.6          37.4
Loss from Discontinued Operations                                     (0.7)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
NET INCOME                         $       9.4   $      22.4   $      26.4   $      50.2    $       1.7   $      19.6   $      37.4
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
BASIC
Weighted-Average Shares
  Outstanding                             94.9          95.0          95.1          95.1          103.6         112.7         113.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Segment Income (Loss)
  Per Share                        $      0.18   $      0.32   $      0.28   $      0.29    $     (0.06)  $      0.18   $      0.36
Net Income Per Share               $      0.10   $      0.24   $      0.28   $      0.53    $      0.02   $      0.17   $      0.33

DILUTED
Weighted-Average Shares
  Outstanding and Dilutive
  Potential Common Shares                102.3         101.1         102.4         103.5          106.2         115.9         116.0
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Segment Income (Loss)
  Per Share                        $      0.16   $      0.31   $      0.26   $      0.27    $     (0.06)  $      0.18   $      0.35
Net Income Per Share               $      0.09   $      0.22   $      0.26   $      0.48    $      0.02   $      0.17   $      0.32
                                                                                                                       =============


(1) Within the Life and Annuity segment, certain product lines have been reclassified from Other Life and Annuity and combined with the appropriate major product line. See additional information on page 4 of this supplement. This reclassification has been made for all periods presented.
(2) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                      YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
Variable Universal Life                      $      28.7    $      60.8    $      69.6    $      35.7    $      35.0    $      35.9
Universal Life (1)                                  36.4           40.9           47.9           34.4           21.7           26.3
Other Life and Annuity (2)(3)                        1.9            1.0            1.5            1.6            0.1           (0.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, NON-TRADITIONAL LIFE                         67.0          102.7          119.0           71.7           56.8           61.5
Traditional Life (3)                                63.4           41.7           61.5           58.4           43.6           38.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL, LIFE INSURANCE                              130.4          144.4          180.5          130.1          100.4           99.8
Annuities (3)                                       12.2            3.3           12.0           12.7           (1.0)         (19.5)
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME, BEFORE INCOME TAXES                142.6          147.7          192.5          142.8           99.4           80.3
Allocated Income Taxes (4)                          41.5           41.7           51.3           36.4           31.1           28.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME                               $     101.1    $     106.0    $     141.2    $     106.4    $      68.3    $      52.3
                                            =============  =============  =============  =============  =============  =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with Annuities. These reclassifications have been made for all periods presented.
(4) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                              2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Variable Universal Life            $       9.1   $      37.8   $      13.9   $       8.8    $       8.5   $       9.2    $     11.0
Universal Life (1)                        10.3          23.1           7.6           7.0            7.9          11.4          17.1
Other Life and Annuity (2) (3)             0.4           0.5                         0.5            0.4           0.9           0.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL, NON-TRADITIONAL LIFE               19.8          61.4          21.5          16.3           16.8          21.5          28.7
Traditional Life (3)                      18.2           6.9          16.6          19.8           15.8          20.6          27.0
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL, LIFE INSURANCE                     38.0          68.3          38.1          36.1           32.6          42.1          55.7
Annuities (3)                              6.0          (9.6)          6.9           8.7            5.7           0.5           6.0
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
SEGMENT INCOME, BEFORE
  INCOME TAXES                            44.0          58.7          45.0          44.8           38.3          42.6          61.7
Allocated Income Taxes                    14.0          19.1           8.6           9.6           12.0          13.0          16.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
SEGMENT INCOME                     $      30.0   $      39.6   $      36.4   $      35.2    $      26.3   $      29.6   $      45.2
                                  ============= ============= ============= =============  ============= ============= =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Certain product lines have been reclassified from Other Life and Annuity to the appropriate major product line. Specifically, term life and an old block of corporate owned life insurance were combined with participating life insurance and renamed Traditional Life. Also, single premium deposit annuities, single premium immediate annuities, flexible annuities and certain other annuity product lines were combined with annuities. These reclassifications have been made for all periods presented.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2006 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      21.9    $      24.5    $      32.5    $      29.6    $      30.1    $      31.4
Cost of Insurance (COI)                             58.3           57.3           76.7           74.6           72.1           66.4
Interest Earned                                      6.6            5.0            6.3            5.9            5.6            7.0
Surrender Charges                                    5.5            5.3            7.1            6.9            6.9            4.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                      92.3           92.1          122.6          117.0          114.7          109.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                   23.1           21.2           28.5           30.5           23.2           22.9
Interest Credited                                    3.4            3.5            4.6            3.7            3.6            3.7
DAC Amortized                                       19.6          (12.4)          (4.4)          22.2           20.8           16.6
Operating Expenses                                  17.5           19.0           24.3           24.9           32.1           30.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                      63.6           31.3           53.0           81.3           79.7           73.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING INCOME BEFORE TAX                  $      28.7    $      60.8    $      69.6    $      35.7    $      35.0    $      35.9
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $       9.8    $      10.2    $      13.6    $      16.3    $      21.4    $      36.6
Controllable Expenses and Other                     22.0           21.2           26.8           34.0           44.6           61.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              31.8           31.4           40.4           50.3           66.0           98.2
Deferred Acquisition Costs                         (14.3)         (12.4)         (16.1)         (25.4)         (33.9)         (68.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      17.5    $      19.0    $      24.3    $      24.9    $      32.1    $      30.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                     $     135.3    $     155.4    $     217.9    $     245.5    $     353.4    $     465.7
Surrenders                                         (91.6)         (71.1)         (94.2)         (75.4)         (69.4)         (37.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
NET SALES                                           43.7           84.3          123.7          170.1          284.0          428.1
Deaths                                              (4.3)          (1.8)          (3.6)          (2.2)          (1.4)          (1.8)
Interest Credited                                  146.0           91.7          141.5          170.0          262.7         (150.6)
Fees                                               (22.4)         (22.5)         (30.3)         (31.0)         (36.4)         (35.8)
Cost of Insurance                                  (56.6)         (55.7)         (74.6)         (72.4)         (69.8)         (66.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
CHANGE IN FUM                                      106.4           96.0          156.7          234.5          439.1          173.5
Beginning Balance                                2,099.8        1,943.1        1,943.1        1,708.6        1,269.5        1,096.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   2,206.2    $   2,039.1    $   2,099.8    $   1,943.1    $   1,708.6    $   1,269.5
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force (1)                  $  24,164.2    $  24,930.2    $  24,767.7    $  25,382.0    $  24,603.0    $  23,788.2
                                            =============  =============  =============  =============  =============  =============

(1) 2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
PRE-TAX INCOME
Fees                               $       7.4   $      10.3   $       6.9   $       8.0    $       7.2   $       7.5   $       7.2
Cost of Insurance (COI)                   19.0          19.1          19.2          19.4           19.6          19.4          19.3
Interest Earned                            1.5           1.4           2.0           1.3            1.6           1.9           3.1
Surrender Charges                          1.9           1.7           1.6           1.8            2.1           1.8           1.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL REVENUES                            29.8          32.5          29.7          30.5           30.5          30.6          31.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Death and Disability Benefits          8.9           8.3           3.9           7.3            8.3           7.3           7.5
Interest Credited                          1.2           1.1           1.1           1.1            1.0           1.0           1.4
DAC Amortized                              4.3         (21.1)          4.4           8.0            6.8           6.8           6.0
Operating Expenses                         6.3           6.4           6.4           5.3            5.9           6.3           5.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL EXPENSES                            20.7          (5.3)         15.8          21.7           22.0          21.4          20.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

OPERATING INCOME BEFORE TAX        $       9.1   $      37.8   $      13.9   $       8.8    $       8.5   $       9.2   $      11.0
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions        $       3.6   $       3.4   $       3.3   $       3.4    $       2.9   $       3.4   $       3.5
Controllable Expenses and Other            6.8           7.4           6.9           5.6            6.8           8.7           6.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL CURRENT EXPENSES                    10.4          10.8          10.2           9.0            9.7          12.1          10.0
Deferred Acquisition Costs                (4.1)         (4.4)         (3.8)         (3.7)          (3.8)         (5.8)         (4.7)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING EXPENSES                 $       6.3   $       6.4   $       6.4   $       5.3    $       5.9   $       6.3   $       5.3
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                           $      63.3   $      49.0   $      43.1   $      62.5    $      46.0   $      52.8   $      36.5
Surrenders                               (27.4)        (19.6)        (24.1)        (23.1)         (19.2)        (50.1)        (22.3)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
NET SALES                                 35.9          29.4          19.0          39.4           26.8           2.7          14.2
Deaths                                    (0.9)         (0.7)         (0.2)         (1.8)          (2.7)         (0.8)         (0.8)
Interest Credited                         (9.3)         22.0          79.0          49.8          101.0         (16.0)         61.0
Fees                                      (7.5)         (7.7)         (7.3)         (7.8)          (7.1)         (8.1)         (7.2)
Cost of Insurance                        (18.4)        (18.6)        (18.7)        (18.9)         (18.9)        (18.9)        (18.8)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
CHANGE IN FUM                             (0.2)         24.4          71.8          60.7           99.1         (41.1)         48.4
Beginning Balance                      1,943.1       1,942.9       1,967.3       2,039.1        2,099.8       2,198.9       2,157.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
ENDING FUND BALANCE                $   1,942.9   $   1,967.3   $   2,039.1   $   2,099.8    $   2,198.9   $   2,157.8   $   2,206.2
                                  ============= ============= ============= =============  ============= ============= =============

Life Insurance In Force (1)        $  25,189.9   $  25,041.0   $  24,930.2   $  24,767.7    $  24,652.2   $  24,257.5   $  24,164.2
                                  ============= ============= ============= =============  ============= ============= =============

(1) 2006 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2006 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      20.4    $      10.8    $      17.9    $      19.1    $      17.3    $      11.9
Cost of Insurance (COI)                            133.0           76.5          109.9           90.7           78.9           71.6
Interest Earned                                     85.8           80.2          108.7          100.4           98.2          108.4
Surrender Charges                                    3.0            2.1            3.2            3.2            2.5            3.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                     242.2          169.6          239.7          213.4          196.9          195.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Death and Disability Benefits                   67.3           43.7           61.8           58.4           51.4           39.5
Interest Credited                                   59.1           55.7           74.5           74.6           78.0           85.7
DAC Amortized                                       45.2            5.1           17.9           20.3           17.7           16.7
Operating Expenses                                  34.2           24.2           37.6           25.7           28.1           27.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                     205.8          128.7          191.8          179.0          175.2          169.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME BEFORE TAX                  $      36.4    $      40.9    $      47.9    $      34.4    $      21.7    $      26.3
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      70.4    $      25.1    $      51.1    $      24.9    $      28.2    $      15.2
Controllable Expenses and Other                    119.7           53.2           96.5           64.3           74.8           52.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                             190.1           78.3          147.6           89.2          103.0           67.8
Deferred Acquisition Costs                        (155.9)         (54.1)        (110.0)         (63.5)         (74.9)         (40.2)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      34.2    $      24.2    $      37.6    $      25.7    $      28.1    $      27.6
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                     $     297.9    $     186.5    $     297.8    $     229.4    $     217.8    $     149.3
Surrenders                                         (66.2)         (75.4)         (94.1)        (126.2)        (118.6)        (107.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
   NET SALES                                       231.7          111.1          203.7          103.2           99.2           41.9
Deaths                                             (17.3)         (17.4)         (22.3)         (16.9)         (19.4)         (25.0)
Interest Credited                                   59.1           55.7           78.7           74.6           78.0           85.8
Fees                                               (26.1)         (17.2)         (26.8)         (23.5)         (24.9)         (16.7)
Cost of Insurance                                 (132.9)         (76.5)        (109.9)         (90.7)         (78.9)         (71.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
   CHANGE IN FUM                                   114.5           55.7          123.4           46.7           54.0           14.4
Beginning Balance                                1,734.1        1,610.7        1,610.7        1,564.0        1,510.0        1,495.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   1,848.6    $   1,666.4    $   1,734.1    $   1,610.7    $   1,564.0    $   1,510.0
                                            =============  =============  =============  =============  =============  =============

Life Insurance In Force                      $  19,025.8    $  15,126.3    $  16,303.0    $  14,103.7    $  12,830.3    $  10,476.7
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
PRE-TAX INCOME
Fees                               $       4.7   $       1.2   $       4.9   $       7.1    $       8.0   $       5.4   $       7.0
Cost of Insurance (COI)                   24.0          24.9          27.6          33.4           42.0          44.5          46.5
Interest Earned                           25.4          26.2          28.6          28.5           27.0          29.1          29.7
Surrender Charges                          0.5           0.7           0.9           1.1            1.0           0.3           1.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL REVENUES                            54.6          53.0          62.0          70.1           78.0          79.3          84.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Death and Disability Benefits         13.9          13.5          16.1          18.1           27.6          23.9          15.8
Interest Credited                         18.5          18.4          18.9          18.8           19.4          19.8          19.9
DAC Amortized                              6.3         (10.2)          9.1          12.8            9.6          13.7          21.9
Operating Expenses                         5.6           8.2          10.3          13.4           13.5          10.5          10.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL EXPENSES                            44.3          29.9          54.4          63.1           70.1          67.9          67.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

OPERATING INCOME BEFORE TAX        $      10.3   $      23.1   $       7.6   $       7.0    $       7.9   $      11.4   $      17.1
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions        $       5.4   $       7.1   $      12.6   $      26.0    $      34.7   $      14.1   $      21.6
Controllable Expenses and Other           13.8          16.2          23.1          43.3           51.6          32.2          35.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL CURRENT EXPENSES                    19.2          23.3          35.7          69.3           86.3          46.3          57.5
Deferred Acquisition Costs               (13.6)        (15.1)        (25.4)        (55.9)         (72.8)        (35.8)        (47.3)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING EXPENSES                 $       5.6   $       8.2   $      10.3   $      13.4    $      13.5   $      10.5   $      10.2
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                           $      54.9   $      57.7   $      73.9   $     111.3    $     135.5   $      73.7   $      88.7
Surrenders                               (23.3)        (24.7)        (27.4)        (18.7)         (22.5)        (21.3)        (22.4)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
   NET SALES                              31.6          33.0          46.5          92.6          113.0          52.4          66.3
Deaths                                    (4.6)         (7.0)         (5.8)         (4.9)          (6.8)         (5.4)         (5.1)
Interest Credited                         18.5          18.4          18.8          23.0           19.4          19.8          19.9
Fees                                      (4.9)         (5.2)         (7.1)         (9.6)         (11.4)         (6.5)         (8.2)
Cost of Insurance                        (24.0)        (24.9)        (27.6)        (33.4)         (42.0)        (44.5)        (46.4)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
   CHANGE IN FUM                          16.6          14.3          24.8          67.7           72.2          15.8          26.5
Beginning Balance                      1,610.7       1,627.3       1,641.6       1,666.4        1,734.1       1,806.3       1,822.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
ENDING FUND BALANCE                $   1,627.3   $   1,641.6   $   1,666.4   $   1,734.1    $   1,806.3   $   1,822.1   $   1,848.6
                                  ============= ============= ============= =============  ============= ============= =============

Life Insurance In Force            $  14,328.7   $  14,583.3   $  15,126.3   $  16,303.0    $  17,667.4   $  18,217.0   $  19,025.8
                                  ============= ============= ============= =============  ============= ============= =============

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2006 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
WHOLESALER CHANNEL
Variable Universal Life                      $      10.9    $      12.9    $      16.1    $      18.2    $      30.1    $      62.5
Universal Life/Interest Sensitive                  156.1           47.5          104.4           47.5           67.5           36.9
Term Life                                           14.7           11.5           16.4           15.3           19.2           15.1
Participating Whole Life                                                                                         0.6            4.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Annualized Premium (1)              181.7           71.9          136.9           81.0          117.4          119.3
                                            =============  =============  =============  =============  =============  =============
Variable Universal Life                              6.0            4.1            6.4           10.8           20.1           25.1
Universal Life/Interest Sensitive                   42.6           31.4           49.2           53.2           61.6           29.9
Participating Whole Life                                                                                                        0.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Life Insurance Single Premium                       48.6           35.5           55.6           64.0           81.7           55.8
                                            =============  =============  =============  =============  =============  =============

Variable Universal Life                             16.9           17.0           22.5           29.0           50.2           87.6
Universal Life/Interest Sensitive                  198.7           78.9          153.6          100.7          129.1           66.8
Term Life                                           14.7           11.5           16.4           15.3           19.2           15.1
Participating Whole Life                                                                                         0.6            5.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Wholesaler Life Insurance Premium (2)  $     230.3    $     107.4    $     192.5    $     145.0    $     199.1    $     175.1
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life
  (annualized and single)                    $      27.5    $      27.9    $      46.5    $      60.1    $     149.5    $     222.5
Annuity                                             79.1          510.5          773.8          152.6          394.9          142.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Private Placement Life and
  Annuity Deposits                           $     106.6    $     538.4    $     820.3    $     212.7    $     544.4    $     365.1
                                            =============  =============  =============  =============  =============  =============

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT     $   2,989.5    $   2,431.6    $   2,776.4    $   1,898.5    $   1,535.5    $     864.7
                                            =============  =============  =============  =============  =============  =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
LIFE INSURANCE SALES              -------------------------------------------------------  -----------------------------------------
Quarters ended                        March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
WHOLESALER CHANNEL
Variable Universal Life            $       6.2   $       3.5   $       3.1   $       3.2    $       2.8   $       4.9   $       3.2
Universal Life/Interest Sensitive         10.8          14.1          22.5          56.9           83.5          30.2          42.4
Term Life                                  3.8           3.8           3.9           5.0            5.5           4.5           4.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Life Insurance Annualized
  Premium (1)                             20.8          21.4          29.5          65.1           91.8          39.6          50.3
                                  ============= ============= ============= =============  ============= ============= =============

Variable Universal Life                    0.8           1.6           1.8           2.3            1.1           2.1           2.8
Universal Life/Interest Sensitive          8.5          11.4          11.6          17.7           18.0           9.1          15.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Life Insurance Single Premium              9.3          13.0          13.4          20.0           19.1          11.2          18.3
                                  ============= ============= ============= =============  ============= ============= =============

Variable Universal Life                    7.0           5.1           4.9           5.5            3.9           7.0           6.0
Universal Life/Interest Sensitive         19.3          25.5          34.2          74.6          101.5          39.3          57.9
Term Life                                  3.8           3.8           3.8           5.0            5.5           4.5           4.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Wholesaler Life Insurance
  Premium (2)                      $      30.1   $      34.4   $      42.9   $      85.1    $     110.9   $      50.8   $      68.6
                                  ============= ============= ============= =============  ============= ============= =============

PRIVATE PLACEMENT LIFE AND
  ANNUITY DEPOSITS
Variable Universal Life
  (annualized and single)          $      14.3   $      11.3   $       2.3   $      18.6    $       8.5   $      17.3   $       1.7
Annuity                                  487.6          11.9          11.0         263.3            3.4          42.6          33.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Private Placement Life and
  Annuity Deposits                 $     501.9   $      23.2   $      13.3   $     281.9    $      11.9   $      59.9   $      34.8
                                  ============= ============= ============= =============  ============= ============= =============
PRIVATE PLACEMENT FUNDS UNDER
  MANAGEMENT                       $   2,414.5   $   2,343.1   $   2,431.6   $   2,776.4    $   2,783.9   $   2,912.2   $   2,989.5
                                  ============= ============= ============= =============  ============= ============= =============

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2006 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
PRE-TAX INCOME
Fees                                         $      49.7    $      48.9    $      65.4    $      63.8    $      57.2    $      57.4
Surrender Charges                                    4.8            5.2            7.0            5.8            7.4            6.6
Interest earned on GIA and Required Interest       100.6          122.5          165.1          158.0          150.1          109.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL REVENUES                                     155.1          176.6          237.5          227.6          214.7          173.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Mortality Cost                                       3.6            3.9            6.6            8.9            4.4           12.0
DAC Amortized                                       39.5           50.6           62.6           35.7           26.5           35.1
Interest Credited                                   68.5           85.4          112.1          123.2          133.0           99.4
Operating Expenses                                  31.3           33.4           44.2           47.1           51.7           46.1
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL EXPENSES                                     142.9          173.3          225.5          214.9          215.6          192.6
                                            -------------  -------------  -------------  -------------  -------------  -------------

OPERATING INCOME (LOSS) BEFORE TAX           $      12.2    $       3.3    $      12.0    $      12.7    $      (1.0)   $     (19.5)
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions                  $      29.2    $      28.7    $      38.2    $      42.6    $      51.1    $      81.4
Controllable Expenses and Other                     29.4           28.1           37.9           48.2           66.1           67.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
TOTAL CURRENT EXPENSES                              58.6           56.8           76.1           90.8          117.2          148.7
Deferred Acquisition Costs                         (27.3)         (23.4)         (31.9)         (43.7)         (65.5)        (102.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATING EXPENSES                           $      31.3    $      33.4    $      44.2    $      47.1    $      51.7    $      46.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                     $     380.1    $     766.9    $   1,113.5    $     671.2    $   1,428.3    $   2,258.4
Surrenders                                      (1,353.5)        (859.2)      (1,180.9)        (803.1)        (865.6)        (754.4)
                                            -------------  -------------  -------------  -------------  -------------  -------------
   NET SALES                                      (973.4)         (92.3)         (67.4)        (131.9)         562.7        1,504.0
Deaths                                             (67.6)         (58.5)         (80.2)         (81.6)         (71.4)         (40.6)
Interest Credited                                  606.8          363.5          545.8          628.2          895.2         (330.6)
Fees                                               (48.0)         (47.3)         (63.0)         (59.8)         (57.7)         (58.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
   CHANGE IN FUM                                  (482.2)         165.4          335.2          354.9        1,328.8        1,074.0
Beginning Balance                                8,038.1        7,702.9        7,702.9        7,348.0        6,019.2        4,945.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
ENDING FUND BALANCE                          $   7,555.9    $   7,868.3    $   8,038.1    $   7,702.9    $   7,348.0    $   6,019.2
                                            =============  =============  =============  =============  =============  =============

VA Funds in Guaranteed Interest
  Accounts (1)                               $   1,087.8    $   1,706.1    $   1,553.8    $   1,939.1    $   2,067.4    $   2,159.3
                                            =============  =============  =============  =============  =============  =============

Fixed Annuities (1)                          $     740.9    $   1,203.2    $   1,011.4    $   1,175.5    $   1,216.3    $     902.1
                                            =============  =============  =============  =============  =============  =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
PRE-TAX INCOME
Fees                               $      16.5   $      16.1   $      16.3   $      16.5    $      16.6   $      16.8   $      16.3
Surrender Charges                          1.9           2.0           1.3           1.8            1.5           1.7           1.6
Interest earned on GIA and
  Required Interest                       41.6          39.9          41.0          42.6           35.5          34.3          30.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL REVENUES                            60.0          58.0          58.6          60.9           53.6          52.8          48.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Mortality Cost                             1.1           2.2           0.6           2.7            0.3           1.4           1.9
DAC Amortized                             13.6          24.7          12.3          12.0           11.2          16.3          12.0
Interest Credited                         29.2          28.5          27.7          26.7           25.1          24.2          19.2
Operating Expenses                        10.1          12.2          11.1          10.8           11.3          10.4           9.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL EXPENSES                            54.0          67.6          51.7          52.2           47.9          52.3          42.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

OPERATING INCOME (LOSS)
  BEFORE TAX                       $       6.0   $      (9.6)  $       6.9   $       8.7    $       5.7   $       0.5   $       6.0
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Commissions and Concessions        $       9.8   $       9.2   $       9.7   $       9.5    $       9.9   $      10.2   $       9.1
Controllable Expenses and Other            8.5           9.9           9.7           9.8           10.1           9.7           9.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
TOTAL CURRENT EXPENSES                    18.3          19.1          19.4          19.3           20.0          19.9          18.7
Deferred Acquisition Costs                (8.2)         (6.9)         (8.3)         (8.5)          (8.7)         (9.5)         (9.1)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
OPERATING EXPENSES                 $      10.1   $      12.2   $      11.1   $      10.8    $      11.3   $      10.4   $       9.6
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                           $     580.9   $      93.5   $      92.5   $     346.6    $      96.3   $     147.1   $     136.7
Surrenders                              (227.5)       (337.4)       (294.3)       (321.7)        (490.7)       (556.7)       (306.1)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
  NET SALES                              353.4        (243.9)       (201.8)         24.9         (394.4)       (409.6)       (169.4)
Deaths                                   (22.3)        (18.0)        (18.2)        (21.7)         (22.6)        (23.6)        (21.4)
Interest Credited                         (1.0)         85.6         278.9         182.3          319.2          80.9         206.7
Fees                                     (16.3)        (15.6)        (15.4)        (15.7)         (15.8)        (16.2)        (16.0)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
  CHANGE IN FUM                          313.8        (191.9)         43.5         169.8         (113.6)       (368.5)         (0.1)
Beginning Balance                      7,702.9       8,016.7       7,824.8       7,868.3        8,038.1       7,924.5       7,556.0
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
ENDING FUND BALANCE                $   8,016.7   $   7,824.8   $   7,868.3   $   8,038.1    $   7,924.5   $   7,556.0   $   7,555.9
                                  ============= ============= ============= =============  ============= ============= =============

VA Funds in Guaranteed Interest
  Accounts (1)                     $   1,873.8   $   1,796.4   $   1,706.1   $   1,553.8    $   1,355.0   $   1,195.6   $   1,087.8
                                  ============= ============= ============= =============  ============= ============= =============

Fixed Annuities (1)                $   1,165.9   $   1,153.2   $   1,203.2   $   1,011.4    $   1,005.2   $     781.4   $     740.9
                                  ============= ============= ============= =============  ============= ============= =============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2006 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                      $     347.6    $     357.2    $     353.0    $     332.5    $     329.3    $     310.3
Universal Life                                     465.2          311.0          354.7          262.0          219.2          163.1
Variable Annuities                                 275.2          280.6          281.3          299.0          291.8          267.9
Fixed Annuities                                     35.1           39.0           38.8           46.0           45.2           26.3
Participating                                      554.8          573.3          544.2          577.0          576.3          573.1
Offset for Unrealized Investment
  (Gains) Losses                                     6.6          (29.0)         (16.0)         (86.6)         (94.1)        (106.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total                                        $   1,684.5    $   1,532.1    $   1,556.0    $   1,429.9    $   1,367.7    $   1,234.1
                                            =============  =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS
Death Benefit in Excess of Fund Value        $     274.7    $     371.1    $     335.5    $     441.1    $     616.9    $   1,148.4
Death Benefit in Excess of Fund Value,
  Net of Reinsurance                                63.4           93.1           82.1          123.5          183.0          234.9
Statutory Reserve, Net of Reinsurance               13.7           14.1           13.8           15.0           17.3           15.8
GAAP Reserve, Net of Reinsurance             $      10.6    $       9.8    $      10.7    $       9.1    $       7.8    $       8.7
                                            =============

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life            $     332.3   $     357.8   $     357.2   $     353.0    $     349.9   $     348.9   $     347.6
Universal Life                           269.2         294.6         311.0         354.7          417.7         439.6         465.2
Variable Annuities                       294.9         281.3         280.6         281.3          281.7         276.4         275.2
Fixed Annuities                           44.7          40.4          39.0          38.8           38.2          36.6          35.1
Participating                            579.9         570.2         573.3         544.2          548.1         551.1         554.8
Offset for Unrealized Investment
  Gains and Losses                       (26.7)        (83.6)        (29.0)        (16.0)          22.5          57.5           6.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total                              $   1,494.3   $   1,460.7   $   1,532.1   $   1,556.0    $   1,658.1   $   1,710.1   $   1,684.5
                                  ============= ============= ============= =============  ============= ============= =============

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED
  MINIMUM DEATH BENEFITS
Death Benefit in Excess of
  Fund Value                       $     459.3   $     425.0   $     371.1   $     335.5    $     291.6   $     311.4   $     274.7
Death Benefit in Excess of Fund
  Value, Net of Reinsurance              130.1         114.0          93.1          82.1           66.5          75.6          63.4
Statutory Reserve, Net of
  Reinsurance                             15.8          15.0          14.1          13.8           13.2          14.0          13.7
GAAP Reserve, Net of Reinsurance   $       9.3   $       9.6   $       9.8   $      10.7    $       9.3   $      10.5   $      10.6
                                                                                                                       =============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                      YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Management Fees                   $     116.0    $     142.8    $     182.1    $     219.0    $     205.5    $     219.2
Mutual Funds - Ancillary Fees (1)                   36.6           30.6           41.1           38.8           35.5           38.7
Other Revenue                                        4.0            3.9            4.9            7.2            9.3           10.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                     156.6          177.3          228.1          265.0          250.3          268.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Employment Expenses                                 65.5           83.4          103.9          132.6          129.6          134.9
Distribution & Admin Expenses (2)                   27.5           25.5           34.3           32.3           28.6           29.9
Other Operating Expenses (1) (2)                    34.6           39.1           52.1           53.6           58.1           63.5
Amortization of Intangibles                         24.2           25.1           33.2           33.8           33.2           32.5
Intangible Asset Impairments                        32.5           10.6           10.6                                         66.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Operating Expenses                           184.3          183.7          234.1          252.3          249.5          327.1
                                            -------------  -------------  -------------  -------------  -------------  -------------

Management Income (Loss)                           (27.7)          (6.4)          (6.0)          12.7            0.8          (59.0)
Other Income - Net                                   1.0            1.4            2.2            1.7            2.5            1.0
Minority Interest                                                  (6.7)          (6.7)         (14.3)         (12.0)         (11.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Income (Loss), before income taxes         (26.7)         (11.7)         (10.5)           0.1           (8.7)         (69.9)
Applicable Income Taxes (Benefit)                  (10.5)          (4.9)          (4.7)           2.3           (3.3)          (6.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $     (16.2)   $      (6.8)   $      (5.8)   $      (2.2)   $      (5.4)   $     (63.9)
                                            =============  =============  =============  =============  =============  =============

(1) Prior to 2004, mutual funds - ancillary fees were presented net of trail commissions. Effective for 2004, trail commissions are presented as other operating expenses and are included in Distribution & Admin Expenses as of the 2nd Quarter 2006. All prior periods have been conformed to the current presentation.

(2) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2006 (unaudited)
($ in millions)
Quarters ended

                                                            2005                                             2006
SEGMENT INCOME                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Investment Management Fees         $      49.5   $      46.6   $      46.7   $      39.3    $      36.5   $      37.5   $      42.0
Mutual Funds - Ancillary Fees             10.0          10.2          10.4          10.5           10.7          11.6          14.3
Other Revenue                              1.1           1.6           1.3           1.0            1.3           0.8           1.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Revenues                            60.6          58.4          58.4          50.8           48.5          49.9          58.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Employment Expenses                       29.2          27.3          26.9          20.5           22.5          19.9          23.1
Distribution & Admin Expenses (1)          8.4           8.2           8.9           8.8            8.6           8.9          10.0
Other Operating Expenses (1)              13.5          13.1          12.5          13.0           11.8          11.7          11.1
Amortization of Intangibles                8.4           8.3           8.4           8.1            8.0           8.5           7.7
Intangible Asset Impairments                                          10.6                         32.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Operating Expenses                  59.5          56.9          67.3          50.4           83.4          49.0          51.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Management Income (Loss)                   1.1           1.5          (8.9)          0.4          (34.9)          0.9           6.3
Other Income - Net                         0.4           0.6           0.4           0.8            0.3           0.4           0.3
Minority Interest                         (3.2)         (2.0)         (1.6)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Segment Income (Loss), before
  income taxes                            (1.7)          0.1         (10.1)          1.2          (34.6)          1.3           6.6
Applicable Income Taxes (Benefit)         (0.5)          0.1          (4.5)          0.2          (13.4)          0.6           2.3
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Segment Income (Loss)              $      (1.2)  $       0.0   $      (5.6)  $       1.0    $     (21.2)  $       0.7   $       4.3
                                  ============= ============= ============= =============  ============= ============= =============

(1) Distribution & Admin Expenses are comprised of commissions, finders fees, distribution costs and third party fund accounting costs. These had previously been reported as a component of Other Operating Expenses.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                      YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
RETAIL PRODUCTS:
Managed Accounts
----------------
Deposits and reinvestments                   $     861.7    $   1,442.7    $   1,760.3    $   2,109.9    $   2,268.3    $   4,421.1
Redemptions and withdrawals                     (3,774.6)      (4,098.6)      (5,722.8)      (5,203.0)      (2,656.6)      (2,716.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                  (2,912.9)      (2,655.9)      (3,962.5)      (3,093.1)        (388.3)       1,704.8
Performance                                        283.7         (346.5)         (62.6)         950.3        1,537.5       (3,278.2)
Acquisitions (dispositions) / Other                 71.0         (158.1)        (158.0)                                     7,244.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                          (2,558.2)      (3,160.5)      (4,183.1)      (2,142.8)       1,149.2        5,670.9
Assets under management, beginning of period     9,332.5       13,515.6       13,515.6       15,658.4       14,509.2        8,838.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   6,774.3    $  10,355.1    $   9,332.5    $  13,515.6    $  15,658.4    $  14,509.2
                                            =============  =============  =============  =============  =============  =============

Mutual Funds
------------
Deposits and reinvestments                   $   1,787.1    $   1,609.7    $   2,030.4    $   1,673.2    $   1,489.2    $   1,213.2
Redemptions and withdrawals                     (2,114.2)      (1,797.7)      (2,444.0)      (2,004.5)      (1,683.6)      (1,983.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                    (327.1)        (188.0)        (413.6)        (331.3)        (194.4)        (770.7)
Performance                                        750.9          164.0          184.1          805.9        1,588.8       (2,018.9)
Money market funds net change in AUM            (1,445.5)         (13.4)         (28.4)         (28.9)         (45.2)          (4.4)
Acquisitions (dispositions) / Other              9,988.5          151.2          120.1          105.7          (80.6)          54.6
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                           8,966.8          113.9         (137.8)         551.4        1,268.6       (2,739.4)
Assets under management, beginning of period    12,147.2       12,285.0       12,285.0       11,733.6       10,465.0       13,204.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  21,114.0    $  12,398.9    $  12,147.2    $  12,285.0    $  11,733.6    $  10,465.0
                                            =============  =============  =============  =============  =============  =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments                   $   1,091.2    $   4,892.6    $   5,545.1    $   2,885.2    $   3,230.7    $   3,419.3
Redemptions and withdrawals                     (2,848.1)      (4,749.8)      (6,599.1)      (5,389.2)      (3,505.3)      (4,630.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                  (1,756.9)         142.8       (1,054.0)      (2,504.0)        (274.6)      (1,211.5)
Performance                                        744.3          236.4          367.2        1,140.5        2,333.0       (2,539.6)
Acquisitions (dispositions) / Other               (170.2)         (39.0)         (63.3)         234.3          (76.0)          11.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                          (1,182.8)         340.2         (750.1)      (1,129.2)       1,982.4       (3,739.6)
Assets under management, beginning of period    13,433.4       14,183.5       14,183.5       15,312.7       13,330.3       17,069.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $  12,250.6    $  14,523.7    $  13,433.4    $  14,183.5    $  15,312.7    $  13,330.3
                                            =============  =============  =============  =============  =============  =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments                   $   1,923.5    $       1.7    $   1,002.3    $       1.7    $       1.1    $   1,193.3
Redemptions and withdrawals                       (823.0)      (1,107.3)      (1,157.9)        (659.2)        (303.1)        (244.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                   1,100.5       (1,105.6)        (155.6)        (657.5)        (302.0)         948.7
Performance                                        116.5         (256.4)        (258.9)          26.0          327.0          (28.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                           1,217.0       (1,362.0)        (414.5)        (631.5)          25.0          919.8
Assets under management, beginning of period     2,509.8        2,924.3        2,924.3        3,555.8        3,530.8        2,610.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Assets under management, end of period       $   3,726.8    $   1,562.3    $   2,509.8    $   2,924.3    $   3,555.8    $   3,530.8
                                            =============  =============  =============  =============  =============  =============

TOTAL:
Deposits and reinvestments                   $   5,663.5    $   7,946.8    $  10,338.1    $   6,670.0    $   6,989.3    $  10,246.9
Redemptions and withdrawals                     (9,559.9)     (11,753.3)     (15,923.8)     (13,255.9)      (8,148.6)      (9,575.6)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Flows                                  (3,896.4)      (3,806.6)      (5,585.7)      (6,585.9)      (1,159.3)         671.3
Performance                                      1,895.4         (202.5)         229.8        2,922.7        5,786.3       (7,865.5)
Money market funds net change in AUM            (1,445.5)         (13.4)         (28.4)         (28.9)         (45.2)          (4.4)
Acquisitions (dispositions) / Other              9,889.3          (46.0)        (101.2)         340.0         (156.6)       7,310.4
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Net Change in AUM                           6,442.8       (4,068.4)      (5,485.5)      (3,352.1)       4,425.2          111.8
Assets under management, beginning of period    37,422.9       42,908.5       42,908.4       46,260.5       41,835.3       41,723.5
                                            -------------  -------------  -------------  -------------  -------------  -------------

Assets under management, end of period       $  43,865.7    $  38,840.1    $  37,422.9    $  42,908.4    $  46,260.5    $  41,835.3
                                            =============  =============  =============  =============  =============  =============

* Variable Products Change in AUM (included
  in Institutional Products)                 $    (117.3)   $    (297.0)   $    (342.3)   $     211.6    $     200.4    $    (686.5)
                                            =============  =============  =============  =============  =============  =============

Money Market balances (1)                    $   5,638.4    $     116.4    $     101.4    $     129.8    $     158.6    $     203.7
                                            =============  =============  =============  =============  =============  =============

(1) Money Market balances included in Mutual Funds above.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
RETAIL PRODUCTS:
Managed Accounts:
-----------------
Deposits and reinvestments        $      508.1   $     446.0   $     488.6   $     317.6    $     329.1   $     316.2   $     216.4
Redemptions and withdrawals           (1,499.8)     (1,192.8)     (1,406.0)     (1,624.2)      (1,465.9)     (1,339.1)       (969.6)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Flows                          (991.7)       (746.8)       (917.4)     (1,306.6)      (1,136.8)     (1,022.9)       (753.2)
Performance                             (527.9)         55.2         126.1         284.0          461.5        (347.7)        169.9
Acquisitions (dispositions) / Other                   (421.4)        263.4                         71.0
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Change in AUM                (1,519.6)     (1,113.0)       (527.9)     (1,022.6)        (604.3)     (1,370.6)       (583.3)
Assets under management,
  beginning of period                 13,515.6      11,996.0      10,883.0      10,355.1        9,332.5       8,728.2       7,357.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management,
  end of period                   $   11,996.0   $  10,883.0   $  10,355.1   $   9,332.5    $   8,728.2   $   7,357.6   $   6,774.3
                                  ============= ============= ============= =============  ============= ============= =============

Mutual Funds:
-------------
Deposits and reinvestments        $      515.3   $     535.2   $     559.2   $     420.7    $     640.4   $     417.3   $     729.4
Redemptions and withdrawals             (702.0)       (527.7)       (568.0)       (646.3)        (620.8)       (611.9)       (881.5)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Flows                          (186.7)          7.5          (8.8)       (225.6)          19.6        (194.6)       (152.1)
Performance                             (310.3)        340.2         134.1          20.1          349.4        (174.4)        575.9
Money market funds net change
  in AUM                                   5.5          (7.5)        (11.4)        (15.0)          (0.1)       (276.0)     (1,169.4)
Acquisitions (dispositions) / Other        1.4         140.5           9.4         (31.2)         185.0       9,824.4         (20.9)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Change in AUM                  (490.1)        480.7         123.3        (251.7)         553.9       9,179.4        (766.5)
Assets under management,
  beginning of period                 12,285.0      11,794.9      12,275.6      12,398.9       12,147.2      12,701.1      21,880.5
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management,
  end of period                   $   11,794.9   $  12,275.6   $  12,398.9   $  12,147.2    $  12,701.1   $  21,880.5   $  21,114.0
                                  ============= ============= ============= =============  ============= ============= =============

INSTITUTIONAL PRODUCTS:
Deposits and reinvestments        $    4,037.2   $     470.3   $     385.1   $     652.5    $     574.6   $     238.8   $     277.7
Redemptions and withdrawals           (1,341.7)     (1,495.2)     (1,912.9)     (1,849.3)        (940.6)     (1,467.5)       (440.1)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Flows                         2,695.5      (1,024.9)     (1,527.8)     (1,196.8)        (366.0)     (1,228.7)       (162.4)
Performance                             (242.7)        388.2          90.9         130.8          283.7         (65.6)        526.4
Acquisitions (dispositions) / Other      (15.5)        371.1        (394.6)        (24.3)         (14.2)       (114.8)        (41.2)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Change in AUM                 2,437.3        (265.6)     (1,831.5)     (1,090.3)         (96.5)     (1,409.1)        322.8
Assets under management,
  beginning of period                 14,183.5      16,620.8      16,355.2      14,523.7       13,433.4      13,336.9      11,927.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management,
  end of period                   $   16,620.8   $  16,355.2   $  14,523.7   $  13,433.4    $  13,336.9   $  11,927.8   $  12,250.6
                                  ============= ============= ============= =============  ============= ============= =============

STRUCTURED FINANCE PRODUCTS:
Deposits and reinvestments        $        0.5   $       0.2   $       1.0   $   1,000.6    $      13.8   $     233.5   $   1,676.2
Redemptions and withdrawals              (63.0)        (31.7)     (1,012.6)        (50.6)        (196.9)       (468.1)       (158.0)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Flows                           (62.5)        (31.5)     (1,011.6)        950.0         (183.1)       (234.6)      1,518.2
Performance                              (48.7)         13.7        (221.4)         (2.5)          37.4          14.4          64.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Change in AUM                  (111.2)        (17.8)     (1,233.0)        947.5         (145.7)       (220.2)      1,582.9
Assets under management,
  beginning of period                  2,924.3       2,813.1       2,795.3       1,562.3        2,509.8       2,364.1       2,143.9
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management,
  end of period                   $    2,813.1   $   2,795.3   $   1,562.3   $   2,509.8    $   2,364.1   $   2,143.9   $   3,726.8
                                  ============= ============= ============= =============  ============= ============= =============

TOTAL:
Deposits and reinvestments        $    5,061.1   $   1,451.7   $   1,433.9   $   2,391.4    $   1,557.9   $   1,205.8   $   2,899.7
Redemptions and withdrawals           (3,606.5)     (3,247.4)     (4,899.5)     (4,170.4)      (3,224.2)     (3,886.6)     (2,449.2)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Flows                         1,454.6      (1,795.7)     (3,465.6)     (1,779.0)      (1,666.3)     (2,680.8)        450.5
Performance                           (1,129.6)        797.3         129.7         432.4        1,132.0        (573.3)      1,336.9
Money market funds net change
  in AUM                                   5.5          (7.5)        (11.4)        (15.0)          (0.1)       (276.0)     (1,169.4)
Acquisitions (dispositions) / Other      (14.1)         90.2        (121.8)        (55.5)         241.8       9,709.6         (62.1)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Net Change in AUM                   316.4        (915.7)     (3,469.1)     (1,417.1)        (292.6)      6,179.5         555.9
Assets under management,
  beginning of period                 42,908.4      43,224.8      42,309.1      38,840.0       37,422.9      37,130.3      43,309.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Assets under management,
  end of period                   $   43,224.8   $  42,309.1   $  38,840.0   $  37,422.9    $  37,130.3   $  43,309.8   $  43,865.7
                                  ============= ============= ============= =============  ============= ============= =============

* Variable Products Change in
  AUM (included in Institutional
  Products)                       $     (132.1)  $     (45.7)  $    (119.2)  $     (45.3)   $      27.7   $    (188.5)  $      43.5
                                  ============= ============= ============= =============  ============= ============= =============

Money Market balances (1)         $      135.3   $     127.8   $     116.4   $     101.4    $     101.4   $   6,807.8   $   5,638.4
                                  ============= ============= ============= =============  ============= ============= =============

(1) Money Market balances included in Mutual Funds above.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Third Quarter 2006 (unaudited)
($ in millions)

                                                           YTD September                         December 31,
                                                           -------------  ----------------------------------------------------------
                                                                2005           2005          2004            2003          2002
                                                           -------------  -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)                                       $       4.3    $       3.5    $      (1.7)   $      (5.8)   $      (7.4)
Realized Gains (Losses) on Cash and
  Stock Distributions                                              19.2           21.9            7.4            4.9           (4.7)
Change in Unrealized Gains (Losses) on
  Investments Held in Partnerships                                (10.3)         (10.6)          13.6           37.1          (47.2)
                                                           -------------  -------------  -------------  -------------  -------------
Equity in Partnership Earnings (Losses),
  before income taxes                                              13.2           14.8           19.3           36.2          (59.3)
Applicable Income Taxes (Benefit)                                   4.6            5.2            6.8           12.7          (20.7)
                                                           -------------  -------------  -------------  -------------  -------------
Segment Income (Loss)                                       $       8.6    $       9.6    $      12.5    $      23.5    $     (38.6)
                                                           =============  =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                            $      20.0    $      27.6    $      37.7    $      31.0    $      42.2
Equity In Earnings (Losses) of Partnerships                        13.2           14.8           19.3           36.2          (59.3)
Distributions                                                     (51.8)         (68.2)         (50.4)         (32.2)         (41.8)
Sale of Partnership Interests and Transfer
  to Closed Block                                                                (91.5)                        (52.2)
Realized Loss on Sale of Partnership
  Interests and Transfer to Closed Block                                         (13.9)                        (14.3)          (5.0)
                                                           -------------  -------------  -------------  -------------  -------------
Change in Venture Capital Investments                             (18.6)        (131.2)           6.6          (31.5)         (63.9)
Beginning Balance                                                 202.9          202.9          196.3          227.8          291.7
                                                           -------------  -------------  -------------  -------------  -------------
Ending Balance                                              $     184.3    $      71.7    $     202.9    $     196.3    $     227.8
                                                           =============  =============  =============  =============  =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT (1)
Third Quarter 2006 (unaudited)
($ in millions)

                                                                                                     2005
Quarters ended                                                            ----------------------------------------------------------
                                                                              March          June         September      December
                                                                          -------------  -------------  -------------  -------------
SEGMENT INCOME
Operating Gain (Loss)                                                      $      10.9    $      (3.7)   $      (2.9)   $      (0.8)
Realized Gains on Cash and Stock Distributions                                     0.2            7.7           11.3            2.7
Change in Unrealized Gains (Losses) on Investments Held in Partnerships          (13.3)          (1.3)           4.3           (0.3)
                                                                          -------------  -------------  -------------  -------------
Equity in Partnership Earnings (Losses), before income taxes                      (2.2)           2.7           12.7            1.6
Applicable Income Taxes (Benefit)                                                 (0.8)           1.0            4.4            0.6
                                                                          -------------  -------------  -------------  -------------
Segment Income (Loss)                                                      $      (1.4)   $       1.7    $       8.3    $       1.0
                                                                          =============  =============  =============  =============

------------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                           $       9.5    $       4.2    $       6.3    $       7.6
Equity In Earnings (Losses) of Partnerships                                       (2.2)           2.7           12.7            1.6
Distributions                                                                    (13.0)         (14.6)         (24.2)         (16.4)
Sale of Partnership Interests                                                                                                 (91.5)
Realized Loss on Sale of Partnership Interests                                                                                (13.9)
                                                                          -------------  -------------  -------------  -------------
Change in Venture Capital Investments                                             (5.7)          (7.7)          (5.2)        (112.6)
Beginning Balance                                                                202.9          197.2          189.5          184.3
                                                                          -------------  -------------  -------------  -------------
Ending Balance                                                             $     197.2    $     189.5    $     184.3    $      71.7
                                                                          =============  =============  =============  =============

(1) In the fourth quarter of 2005, the company secured an agreement to sell approximately three-quarters of the assets in the Venture Capital segment, and as a result eliminated the segment effective January 1, 2006.

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2006 (unaudited)
($ in millions)

SEGMENT INCOME                                      YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
Corporate Investment Income                  $       3.2    $      (1.0)   $       0.6    $       0.4    $       4.3    $       1.5
Interest Expense on Indebtedness                   (36.8)         (34.2)         (46.6)         (40.8)         (39.6)         (31.4)
Corporate Expenses                                 (13.1)         (17.7)         (24.3)         (18.9)         (11.0)         (10.4)
Other                                                1.1            1.5            0.7            0.2           (1.5)           0.3
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss, before income taxes                  (45.6)         (51.4)         (69.6)         (59.1)         (47.8)         (40.0)
Applicable Income Tax Benefit                      (15.7)         (17.7)         (26.3)         (22.9)         (18.8)         (29.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Segment Loss                                 $     (29.9)   $     (33.7)   $     (43.3)   $     (36.2)   $     (29.0)   $     (10.2)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Corporate Investment Income        $       0.1   $       0.1   $      (0.6)  $       0.2    $       0.2   $       0.8   $       2.2
Interest Expense on Indebtedness         (11.1)        (11.4)        (11.7)        (12.4)         (12.4)        (12.3)        (12.1)
Corporate Expenses                        (5.8)         (5.2)         (6.7)         (6.9)          (5.5)         (3.2)         (4.4)
Other                                      0.5           0.1           0.3           0.9            0.3           0.8
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Segment Loss, before income taxes        (16.3)        (16.4)        (18.7)        (18.2)         (17.4)        (13.9)        (14.3)
Applicable Income Tax Benefit             (5.7)         (5.9)         (6.1)         (8.6)          (6.1)         (4.0)         (5.6)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Segment Loss                       $     (10.6)  $     (10.5)  $     (12.6)  $      (9.6)   $     (11.3)  $      (9.9)  $      (8.7)
                                  ============= ============= ============= =============  ============= ============= =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2006 (unaudited)
($ in millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------
REVENUES
Premiums                                     $     627.3    $     692.5    $     928.7    $     990.6    $   1,042.2    $   1,082.0
Insurance and Investment Product Fees              429.2          383.4          514.7          534.9          500.9          493.8
Broker-dealer Commission and Distribution
  Fee Revenues                                      23.7           21.4           28.7           56.9           81.5           85.0
Net Investment Income                              769.3          820.9        1,102.6        1,075.7        1,107.4          940.5
Unrealized Gain on Trading Equity Securities                                                     85.9
Net Realized Investment Gains (Losses)              53.7          (23.5)          34.2           (0.8)         (98.5)        (133.9)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Revenues                                   1,903.2        1,894.7        2,608.9        2,743.2        2,633.5        2,467.4
                                            -------------  -------------  -------------  -------------  -------------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                               996.0        1,027.7        1,376.7        1,422.2        1,454.0        1,436.1
Policyholder Dividends                             289.9          265.8          364.4          404.7          418.8          401.8
Policy Acquisition Cost Amortization               118.2           67.1          132.1          110.2           94.1           59.2
Intangible Asset Impairments                        32.5           10.6           10.6                                         66.3
Intangible Asset Amortization                       24.2           25.6           33.8           33.8           33.2           32.5
Interest Expense on Indebtedness                    36.8           34.2           46.6           40.8           39.6           31.4
Interest Expense on Non-recourse
  Collateralized Obligations                        14.3           24.7           29.4           33.6           48.9           30.5
Other Operating Expenses                           314.6          364.3          477.9          560.7          565.1          613.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Expenses                                   1,826.5        1,820.0        2,471.5        2,606.0        2,653.7        2,671.0
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes, Minority
  Interest and equity in undistributed
  earnings (losses) of affiliates                   76.7           74.7          137.4          137.2          (20.2)        (203.6)
Applicable Income Taxes (Benefit)                   17.6           15.2           27.7           40.5          (18.3)         (58.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest and equity in
  undistributed earnings (losses)
  of affiliates                                     59.1           59.5          109.7           96.7           (1.9)        (144.8)
Minority Interest in Net Income of
  Subsidiaries                                      (0.4)          (0.6)          (0.6)                         (0.4)          (0.5)
Equity in undistributed earnings (losses)
  of affiliates                                                                                 (10.4)          (1.8)           4.6
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income (Loss) from Continuing Operations            58.7           58.9          109.1           86.3           (4.1)        (140.7)
Discontinued Operations
  Income (Loss) from Discontinued
  Operations                                                       (0.7)         (0.7)            0.1           (2.1)          (1.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Income (Loss) Before Cumulative Effect of
  Accounting Changes                                58.7           58.2          108.4           86.4           (6.2)        (142.0)

Cumulative Effect of Accounting Changes:
  Goodwill and Other Intangible Assets                                                                                       (130.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Income (Loss)                            $      58.7    $      58.2    $     108.4    $      86.4    $      (6.2)   $    (272.3)
                                            =============  =============  =============  =============  =============  =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
REVENUE
Premiums                           $     226.8   $     229.1   $     236.6   $     236.2    $     207.5   $     207.7   $     212.1
Insurance and Investment Product
  Fees                                   129.0         127.4         127.0         131.3          139.1         139.4         150.7
Broker-dealer Commission and
  Distribution Fee Revenues                6.8           7.1           7.5           7.3            7.3           7.9           8.5
Net Investment Income                    268.7         268.1         284.1         281.7          251.2         256.3         261.8
Net Realized Investment
  Gains (Losses)                         (17.9)         (7.8)          2.2          57.7           33.2          17.4           3.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Revenues                           613.4         623.9         657.4         714.2          638.3         628.7         636.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in
  Policy Liabilities                     343.3         340.0         344.4         349.0          333.9         333.3         328.8
Policyholder Dividends                    83.8          83.4          98.6          98.6          106.8          95.1          88.0
Policy Acquisition Cost
  Amortization                            28.2           9.9          29.0          65.0           30.0          43.5          44.7
Intangible Asset Impairments                                          10.6                         32.5
Intangible Asset Amortization              8.4           8.8           8.4           8.2            8.0           8.5           7.7
Interest Expense on Indebtedness          11.1          11.4          11.7          12.4           12.4          12.3          12.1
Interest Expense on Non-recourse
  Collateralized Obligations               8.9          10.3           5.5           4.7            4.4           5.1           4.8
Other Operating Expenses                 117.2         127.3         119.8         113.6          111.4         103.1         100.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Expenses                           600.9         591.1         628.0         651.5          639.4         600.9         586.2
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Income (Loss) from Continuing
  Operations before Income Taxes,
  Minority Interest and equity in
  undistributed earnings (losses)
  of affiliates                           12.5          32.8          29.4          62.7           (1.1)         27.8          50.0
Applicable Income Taxes (Benefit)          2.8          10.2           2.2          12.5           (2.8)          8.0          12.4
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Income from Continuing Operations
  before Minority Interest and
  equity in undistributed earnings
  of affiliates                            9.7          22.6          27.2          50.2            1.7          19.8          37.6
Minority Interest in Net Income
  of Subsidiaries                         (0.3)         (0.2)         (0.1)                                      (0.2)         (0.2)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Income from Continuing Operations          9.4          22.4          27.1          50.2            1.7          19.6          37.4
Discontinued Operations
  Loss from Discontinued Operations                                   (0.7)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Net Income                         $       9.4   $      22.4   $      26.4   $      50.2    $       1.7   $      19.6   $      37.4
                                  ============= ============= ============= =============  ============= ============= =============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING THIRD QUARTER 2006 INCOME STATEMENT
Third Quarter 2006 (unaudited)
($ in millions)

Year-to-Date September 30, 2006
                                                                                   Other                Exclusions from
                                                           Operating Segments     Segments               Segment Income
                                                       ------------------------  -----------   -------------------------------------
                                                           Life                   Corporate     Realized
                                                            &         Asset           &        Investment              Intra-Segment
                                        Consolidated     Annuity    Management      Other     Gains/Losses   Other     Eliminations
                                        -------------  -----------  -----------   ----------  ------------ ----------  -------------
REVENUES
Premiums                                 $     627.3    $   627.3
Insurance and Investment Product Fees          429.2        296.8    $   132.9                                          $      (0.5)
Broker-dealer commission and
  distribution fee revenues                     23.7                      23.7
Net Investment Income                          769.3        732.8          1.0     $   25.9                 $    2.0            7.6
Net Realized Investment Gains                   53.7                                            $  53.7
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
     Total Revenues                          1,903.2      1,656.9        157.6         25.9        53.7          2.0            7.1
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy
  Liabilities                                  996.0        989.5                       6.5
Policyholder Dividends                         289.9        251.3                                  38.5          0.1
Policy Acquisition Cost Amortization           118.2        122.1                                  (3.9)
Intangible Asset Impairments                    24.2                      24.2
Intangible Asset Amortization                   32.5                      32.5
Interest Expense on Indebtedness                36.8                                   36.8
Interest Expense on Non-recourse
  Collateralized Obligations                    14.3                                   14.3
Other Operating Expenses                       314.6        151.4        127.6         13.9         1.0         13.6          7.1
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
     Total Expenses                          1,826.5      1,514.3        184.3         71.5        35.6         13.7          7.1
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
Income (Loss) from Continuing Operations
  before Income Taxes Minority
  Interest and equity in undistributed
  earnings (losses) of affiliates               76.7        142.6        (26.7)       (45.6)       18.1        (11.7)           0.0
Applicable Income Taxes (Benefit)               17.6         41.5        (10.5)       (15.7)        6.6         (4.3)
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
Income (Loss) from Continuing Operations
  before Minority Interest and equity
  undistributed earnings (losses) of
  affiliates                                    59.1        101.1        (16.2)       (29.9)       11.5         (7.4)           0.0
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------
Minority Interest in Net Income of
  Subsidiaries                                  (0.4)                                                           (0.4)
                                        -------------  -----------  -----------   ----------   ---------   ----------  -------------

Income (Loss) from Continuing Operations $      58.7    $   101.1    $   (16.2)    $  (29.9)    $  11.5     $   (7.8)   $       0.0
                                        =============  ===========  ===========   ==========   =========   ==========  =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Third Quarter 2006 (unaudited)
($ in millions, except par value)

                                                            September                             December 31,
                                                          --------------  ----------------------------------------------------------
                                                               2006           2005            2004          2003            2002
                                                          --------------  -------------  -------------  -------------  -------------

ASSETS:
Available-for-Sale Debt Securities, at fair value          $   12,778.9    $  13,404.6    $  13,476.3    $  13,273.0    $  11,889.5
Available-for-Sale Equity Securities, at fair value               203.1          181.8          304.3          312.0          385.9
Trading Equity Securities, at fair value                                                         87.3
Mortgage Loans, at unpaid principal balances                       86.6          128.6          207.9          284.1          468.8
Policy Loans, at unpaid principal balances                      2,296.9        2,245.0        2,196.7        2,241.4        2,195.9
Venture Capital Partnerships, at equity in net assets             128.0          145.1          255.3          234.9          228.6
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                                                                              47.5          134.7
Other Investments                                                 320.1          310.6          371.8          402.0          398.9
                                                          --------------  -------------  -------------  -------------  -------------
                                                               15,813.6       16,415.7       16,899.6       16,794.9       15,702.3
Available-for-Sale Investments Pledged as Collateral,
  at fair value                                                   269.5          304.4        1,278.8        1,350.0        1,358.7
                                                          --------------  -------------  -------------  -------------  -------------
     Total Investments                                         16,083.1       16,720.1       18,178.4       18,144.9       17,061.0
Cash and Cash Equivalents                                         300.4          301.5          435.0          447.9        1,110.5
Deferred Policy Acquisition Costs                               1,684.5        1,556.0        1,429.9        1,367.7        1,234.1
Goodwill and Other Intangible Assets                              712.5          763.5          735.6          755.0          747.7
Other Assets                                                      751.1          652.9          633.4          760.5          711.4
Separate Account Assets                                         8,111.0        7,722.2        6,950.3        6,083.2        4,371.2
                                                          --------------  -------------  -------------  -------------  -------------
     Total Assets                                          $   27,642.6    $  27,716.2    $  28,362.6    $  27,559.2    $  25,235.9
                                                          ==============  =============  =============  =============  =============

LIABILITIES:
Policy Liabilities and Accruals                            $   13,349.3    $  13,246.2    $  13,132.4    $  13,088.6    $  12,680.0
Policyholder Deposit Funds                                      2,316.9        3,060.7        3,492.4        3,642.7        3,395.7
Indebtedness                                                      715.4          751.9          690.8          639.0          644.3
Stock Purchase Contracts                                                                        131.9          128.8          137.6
Other Liabilities                                                 595.9          538.2          587.2          557.1          570.8
Non-recourse Collateralized Debt Obligation Liabilities           343.4          389.9        1,355.2        1,472.0        1,609.5
Separate Account Liabilities                                    8,111.0        7,722.2        6,950.3        6,083.2        4,371.2
                                                          --------------  -------------  -------------  -------------  -------------
     Total Liabilities and minority interest                   25,431.9       25,709.1       26,340.2       25,611.4       23,409.1
                                                          --------------  -------------  -------------  -------------  -------------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 113,643,495 shares outstanding
  (September 30, 2006)                                              1.2            1.1            1.0            1.0            1.0
Additional paid in capital                                      2,601.3        2,440.3        2,435.2        2,431.4        2,424.4
Deferred Compensation on Restricted Stock Units                    (3.4)          (2.7)          (3.6)          (3.6)
Accumulated Earnings (Deficit)                                   (152.4)        (193.1)        (285.7)        (355.3)        (331.4)
  Treasury stock, at cost: 11,313,563 shares
  (September 30, 2006)                                           (179.5)        (179.5)        (182.6)        (189.4)        (195.7)
Accumulated Other Comprehensive Income (Loss)                     (56.5)         (59.0)          58.1           63.7          (71.5)
                                                          --------------  -------------  -------------  -------------  -------------
     Total Stockholders' Equity                                 2,210.7        2,007.1        2,022.4        1,947.8        1,826.8
                                                          --------------  -------------  -------------  -------------  -------------
     Total Liabilities, Minority Interest and
       Stockholders' Equity                                $   27,642.6    $  27,716.2    $  28,362.6    $  27,559.2    $  25,235.9
                                                          ==============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY (1)
Third Quarter 2006 (unaudited)
($ millions)

                                               Total Debt Securities        Public Debt Securities        Private Debt Securities
                                            ----------------------------  ----------------------------  ----------------------------
                                               09/30/06      12/31/05        09/30/06      12/31/05        09/30/06      12/31/05
                                            -------------  -------------  -------------  -------------  -------------  -------------
DEBT SECURITIES BY CREDIT QUALITY
(CARRYING VALUE)

AAA/AA/A                                     $   8,105.5    $   8,625.0    $   6,482.9    $   7,089.4    $   1,622.6    $   1,535.6
BBB                                              3,666.1        3,795.3        2,295.5        2,487.4        1,370.6        1,307.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Total Investment Grade                     11,771.6       12,420.3        8,778.4        9,576.8        2,993.2        2,843.5
BB                                                 733.3          753.0          614.5          647.5          118.8          105.5
B                                                  213.3          168.3          174.1          120.8           39.2           47.5
CCC and Lower                                       40.0           43.6           28.6           28.0           11.4           15.6
In or Near Default                                  20.7           19.4           11.8           14.6            8.9            4.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $  12,778.9    $  13,404.6    $   9,607.4    $  10,387.7    $   3,171.5    $   3,016.9
                                            =============  =============  =============  =============  =============  =============

% Below Investment Grade                            7.9%           7.3%           8.6%           7.8%           5.6%           5.7%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT
AND EQUITY SECURITIES
  As of 09/30/06                                        Total                  Outside Closed Block              Closed Block
                                            ----------------------------  ----------------------------   ---------------------------
                                                Gains          Losses         Gains         Losses          Gains          Losses
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Debt Securities                        $     283.8    $    (173.3)   $      83.2    $     (89.5)   $     200.6    $     (83.8)
Equity Securities                                   33.5           (3.4)          11.3           (1.1)          22.2           (2.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Unrealized Gains (Losses)                    317.3         (176.7)          94.5          (90.6)         222.8          (86.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------

Applicable PDO                                     222.8          (86.1)                                       222.8          (86.1)
Applicable DAC (Credit)                             43.2          (49.7)          43.2          (49.7)
Applicable Deferred Income Tax (Benefit)            18.0          (14.3)          18.0          (14.3)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Offsets to Net Unrealized Gains
  (Losses)                                         284.0         (150.1)          61.2          (64.0)         222.8          (86.1)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Unrealized Gains and Losses              $      33.3    $     (26.6)   $      33.3    $     (26.6)   $       0.0    $       0.0
                                            =============  =============  =============  =============  =============  =============
Net Unrealized Gains                         $       6.7                   $       6.7                   $       0.0
                                            =============                 =============                 =============

(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Third Quarter 2006 (unaudited)
($ in millions)

Quarters ended                                      YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------

GAAP NET INVESTMENT INCOME
Debt Securities                              $     593.3    $     597.7    $     804.6    $     772.1    $     765.5    $     730.8
Equity Securities                                    3.2            6.7            7.5            4.5            4.6            4.2
Mortgages                                            4.8           14.5           20.2           22.5           32.6           40.4
Policy Loans                                       126.3          123.5          165.8          167.1          171.7          171.8
Venture Capital                                      0.3           17.0           23.8           25.5           49.1          (59.3)
Cash & Cash Equivalents                             12.1            5.1            7.6            4.9            7.0           11.9
Other (2)                                           21.4           33.8           47.8           48.8           35.0           18.9
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                     761.4          798.3        1,077.3        1,045.4        1,065.5          918.7
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                  6.7            6.4            8.6            9.8           10.0            9.2
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income                  $     754.7    $     791.9    $   1,068.7    $   1,035.6    $   1,055.5    $     909.5
                                            =============  =============  =============  =============  =============  =============

ANNUALIZED YIELDS
Debt Securities                                     6.4%           6.0%           6.2%           5.9%           6.0%           6.3%
Equity Securities                                   2.2%           3.1%           3.0%           1.3%           1.4%           1.3%
Mortgages                                           7.3%          12.9%          15.3%          11.0%          11.2%           8.8%
Policy Loans                                        7.6%           7.7%           7.7%           7.9%           8.0%           8.2%
Venture Capital                                     0.3%           9.4%          12.8%          10.9%          23.0%         -22.8%
Cash & Cash Equivalents                             4.8%           3.0%           5.2%           1.1%           1.3%           1.4%
Other (2)                                           9.3%          14.2%          16.4%           7.5%          10.5%           3.6%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Cash and Invested Assets                      6.5%           6.4%           6.6%           6.1%           6.4%           5.7%
                                            -------------  -------------  -------------  -------------  -------------  -------------

Investment Expenses                                 0.1%           0.0%           0.1%           0.1%           0.1%           0.1%
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Investment Income yields                  6.5%           6.4%           6.6%           6.1%           6.6%           5.6%
                                            =============  =============  =============  =============  =============  =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
Third Quarter 2006 (unaudited)
($ in millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

GAAP NET INVESTMENT INCOME
Debt Securities                    $     197.3   $     199.4   $     201.0   $     206.9    $     195.1   $     199.0   $     199.2
Equity Securities                          2.1           3.0           1.6           0.8            0.5           1.3           1.4
Mortgages                                  6.4           4.2           3.9           5.7            0.9           2.3           1.6
Policy Loans                              40.7          40.6          42.2          42.3           41.1          41.5          43.7
Venture Capital                           (2.8)          3.3          16.5           6.8           (2.4)          1.4           1.3
Cash & Cash Equivalents                    1.7           1.8           1.6           2.5            3.3           4.5           4.3
Other (2)                                 15.5           5.3          13.0          14.0           10.3           3.0           8.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Cash and Invested Assets           260.9         257.6         279.8         279.0          248.8         253.0         259.6
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Investment Expenses                        3.1           2.0           1.3           2.2            2.1           1.9           2.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Net Investment Income        $     257.8   $     255.6   $     278.5   $     276.8    $     246.7   $     251.1   $     256.9
                                  ============= ============= ============= =============  ============= ============= =============

ANNUALIZED YIELDS
Debt Securities                           6.0%          6.0%          6.1%          6.3%           6.1%          6.4%          6.5%
Equity Securities                         2.3%          4.0%          2.2%          1.3%           1.1%          2.9%          2.9%
Mortgages                                14.1%         10.2%         10.3%         17.5%           3.0%          9.2%          7.3%
Policy Loans                              7.8%          7.7%          7.9%          7.9%           7.6%          7.5%          7.9%
Venture Capital                          -4.3%          5.4%         30.0%         14.7%          -7.1%          4.8%          4.3%
Cash & Cash Equivalents                   1.7%          1.7%          2.8%          6.9%           4.1%          5.0%          5.1%
Other (2)                                19.7%          6.4%         16.6%         19.5%          13.6%          3.7%         10.6%
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Cash and Invested Assets            6.3%          6.1%          6.8%          6.9%           6.2%          6.4%          6.7%
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

Investment Expenses                       0.1%          0.0%          0.0%          0.1%           0.1%          0.0%          0.1%
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Net Investment Income yields        6.2%          6.1%          6.7%          6.8%           6.1%          6.4%          6.6%
                                  ============= ============= ============= =============  ============= ============= =============

(1) Excludes debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2006 (unaudited)
($ Millions)

                                                    YTD September                                December 31,
                                            ----------------------------  ----------------------------------------------------------
                                                 2006           2005           2005          2004            2003          2002
                                            -------------  -------------  -------------  -------------  -------------  -------------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                    $      (4.9)   $     (25.0)   $     (31.2)   $     (15.5)   $     (76.1)   $    (114.3)
Equity Security Impairments                                                       (2.1)          (1.5)          (4.3)          (9.8)
Mortgage Loan Impairments                                          (0.8)          (0.8)         (12.6)          (4.1)          (0.6)
Affiliated Equity Securities                                                                                   (96.9)
Venture Capital Partnerships Impairments                                                                        (4.6)          (5.1)
Real Estate Impairments                                                                                         (6.6)
Debt and Equity Securities Pledged as
  Collateral Impairments                                           (1.2)          (1.2)         (16.6)          (8.3)         (34.9)
Other Invested Asset Impairments                                                                 (3.3)          (9.9)         (22.0)
                                            -------------  -------------  -------------  -------------  -------------  -------------
     Total Impairment Losses                        (4.9)         (27.0)         (35.3)         (49.5)        (210.8)        (186.7)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Debt Security Net Transaction
  Gains (Losses)                                    33.9           (9.6)         (18.0)          28.4           64.7           48.4
Equity Security Net Transaction
  Gains (Losses)                                     4.9            1.8            2.9           14.6           49.2            2.1
Venture Capital Net Investment
  Gains (Losses)                                     4.2                         (13.9)                         (9.7)
Mortgage Loan Net Transaction
  Gains (Losses)                                     3.2                                          0.2           (1.3)           0.2
Affiliate Equity Security Transaction GL            10.4           (0.8)           3.7
Real Estate Net Transaction Gains (Losses)                          3.7           (0.6)          (0.8)          (0.2)           4.0
Settlement of HRH Stock Purchase Contracts                                        86.3
Other Invested Asset Net Transactions
  Gains (Losses)                                     2.8            7.1            6.6            6.3            9.6           (1.9)
Debt and Equity Securities Pledged as
  Collateral                                        (0.8)           1.3            2.5
                                            -------------  -------------  -------------  -------------  -------------  -------------
Total Net Transactions Gains                        58.6            3.5           69.5           48.7          112.3           52.8
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)              53.7          (23.5)          34.2           (0.8)         (98.5)        (133.9)
                                            =============  =============  =============  =============  =============  =============

Closed Block Applicable PDO (Reduction)             38.6           (6.9)         (12.4)           3.7           (5.9)         (40.3)
Applicable Deferred Acquisition Costs
  (Credit)                                          (3.9)          (8.3)          17.6           (0.4)          (4.1)          (7.2)
Applicable Deferred Income Tax (Credit)              6.7           (3.0)           9.2            3.1          (35.6)         (20.8)
                                            -------------  -------------  -------------  -------------  -------------  -------------
Net Realized Investment Gains (Losses)
  Included in Net Income                     $      12.3    $      (5.3)   $      19.8    $      (7.2)   $     (52.9)   $     (65.6)
                                            =============  =============  =============  =============  =============  =============

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2006 (unaudited)
($ Millions)

                                                            2005                                             2006
Quarters ended                    -------------------------------------------------------  -----------------------------------------
                                      March         June        September     December         March         June        September
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments          $     (12.2)  $      (8.5)  $      (4.3)  $      (6.2)   $      (0.9)  $      (2.4)  $      (1.6)
Equity Security Impairments                                                         (2.1)
Mortgage Loan Impairments                               (0.8)
Affiliated Equity Securities
Debt and Equity Securities Pledged
  as Collateral Impairments               (0.3)         (0.7)         (0.2)
Other Invested Asset Impairments
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
     Total Impairment Losses             (12.5)        (10.0)         (4.5)         (8.3)          (0.9)         (2.4)         (1.6)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Debt Security Net Transaction
  Gains (Losses)                          (7.2)          0.1          (2.6)         (8.3)          16.1          15.0           2.8
Equity Security Net Transaction
  Gains (Losses)                          (1.0)          0.4           2.4           1.1            3.5                         1.4
Venture Capital Net Investment
  Gains (Losses)                                                                   (13.9)                         3.8           0.4
Mortgage Loan Net Transaction
  Gains (Losses)                                                                                    3.2
Affiliate Equity Security
  Transactions Gains (Losses)              3.7                                                     10.0           0.4
Real Estate Net Transaction
  Gains (Losses)                          (0.3)         (0.3)         (0.2)          0.2            0.1           0.1          (0.2)
Settlement of HRH Stock Purchase
  Contracts                                                                         86.3
Other Invested Asset Net
  Transactions Gains (Losses)             (1.3)          2.5           6.0          (0.6)           2.2           0.4           0.2
Debt and Equity Securities Pledged
  as Collateral                            0.7          (0.5)          1.1           1.2           (1.0)          0.1           0.1
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Total Net Transactions Gains              (5.4)          2.2           6.7          66.0           34.1          19.8           4.7
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Realized Investment Gains
  (Losses)                               (17.9)         (7.8)          2.2          57.7           33.2          17.4           3.1
                                  ============= ============= ============= =============  ============= ============= =============

Closed Block Applicable PDO
  (Reduction)                             (4.4)         (6.7)          4.2          (5.5)          19.2          13.4           6.0
Applicable Deferred Acquisition
  Costs (Credit)                          (4.8)          1.0          (4.5)         25.9           (2.6)         (0.2)         (1.1)
Applicable Deferred Income Tax
  (Credit)                                (3.2)         (0.3)          0.5          12.2            6.2           1.2          (0.7)
                                  ------------- ------------- ------------- -------------  ------------- ------------- -------------
Net Realized Investment Gains
  (Losses) Included in Net Income  $      (5.5)  $      (1.8)  $       2.0   $      25.1    $      10.4   $       3.0   $      (1.1)
                                  ============= ============= ============= =============  ============= ============= =============

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